ADVANCED SERIES TRUST

AST Dimensional Global Core Allocation Portfolio

Supplement dated June 23, 2021 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Dimensional Global Core Allocation Portfolio (the Portfolio) and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Trust Prospectus and SAI.

The Board of Trustees of the Trust (the Board) recently approved, subject to shareholder approval: (i) a plan of liquidation relating to the Portfolio; (ii) various matters relating to the special meeting of Portfolio shareholders to be called to obtain the required shareholder approval of a plan of substitution (the Plan of Substitution), including setting the record date for shareholders entitled to vote at such meeting; (iii) the closing of the Portfolio to new investments, effective as of the close of business on June 4, 2021; and (iv) the liquidation and termination of operations of the Portfolio, including the making of all required filings under federal and state law. The Board also approved the preparation and filing with the Securities and Exchange Commission (the SEC) of a proxy statement seeking shareholder approval of the Plan of Substitution (the Proxy Statement).

If the Plan of Substitution is approved by shareholders, the Portfolio will be liquidated on or about October 18, 2021 (the Liquidation Date). Under the Plan of Substitution, any contract owner's investments in the Portfolio as of the Liquidation Date will be transferred to the AST Government Money Market Portfolio (the Money Market Portfolio, and such transfer, the Substitution). Prior to the Substitution, contract owners may transfer their investments from the Portfolio to another investment option under their contract, and such transfer will not count towards the number of permitted transfers per year. After the Substitution, contract owners may transfer their investments from the Money Market Portfolio to another investment option under their contract, and such transfer will not count towards the number of permitted transfers per year, provided that such transfer occurs within 90 days after the date of the Substitution.

The Proxy Statement will be filed with the SEC on or about June 29, 2021. Shareholders with investments in the Portfolio as of the record date will receive a Proxy Statement seeking voting instructions on the Plan of Substitution. The record date is June 11, 2021. The Portfolio will be closed to new investments from new and existing shareholders effective as of the close of business on June 4, 2021, and the required special meeting of Portfolio shareholders is expected to be held on or about September 9, 2021. The liquidation, pending shareholder approval of the Plan of Substitution, is expected to be effective on or about October 18, 2021.

More information will be available in the Proxy Statement. Once the final Proxy Statement is filed with the SEC, it will be posted on the internet at www.prudential.com/variableinsuranceportfolios.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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